UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1. Investment Company Act File Number: 811-24144

     Date of Notification: October 13, 2026

2. Exact name of Investment Company as specified in registration statement:

     T. Rowe Price Goldman Sachs Private Markets Fund

3. Address of principal executive office: (number, street, city, state, zip code)

1307 Point Street
Baltimore, MD 21231

4. Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President and Secretary

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you do not wish to sell shares at this time, please disregard this Notice.

October 13, 2026

Dear T. Rowe Price Goldman Sachs Private Markets Fund Shareholder,

The purpose of this Notice is to announce the upcoming quarterly repurchase offer for Class A, Class D, and Class I Shares (“Shares”) of T. Rowe Price Goldman Sachs Private Markets Fund (the “Fund”). The Fund will offer to repurchase Shares of each class during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with a degree of liquidity because no secondary market currently exists for the Shares.

The repurchase offer period will begin on October 26, 2026 and end on November 24, 2026.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

If you wish to tender your Shares and you hold your shares through a financial advisor, broker-dealer or other intermediary, please contact your intermediary for assistance and provide all of the information that they require on or prior to the Repurchase Request Deadline specified in the attached Repurchase Offer document.

If you wish to tender your shares and you hold your shares directly with the Fund through T. Rowe Price Services, Inc., the Fund’s transfer agent (the “Transfer Agent”), please call T. Rowe Price at 1-800-541-5299.

Any repurchase of Shares by the Fund pursuant to this repurchase offer is a taxable event. Consult your financial advisor or tax advisor for more information.

The Repurchase Request Deadline will be strictly observed. If you (or another person acting on your behalf) or your broker-dealer/intermediary fail to submit the required information to the Transfer Agent or to take any other required action on or before the close of the New York Stock Exchange (typically 4:00 p.m., Eastern Time) on November 24, 2026, the Fund will not repurchase any of your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

For additional details of the offer, please refer to the attached Repurchase Offer document. If you have any questions, please refer to the Fund’s currently effective Prospectus and Statement of Additional Information, which are available at www.troweprice.com, and the attached Repurchase Offer document, which contains additional important information about the repurchase offer, or contact your financial intermediary.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Sincerely,

T. Rowe Price Goldman Sachs Private Markets Fund

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

REPURCHASE OFFER

October 13, 2026

1.	The Offer. T. Rowe Price Goldman Sachs Private Markets Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding Class A, Class D, and Class I Shares (the “Shares”) at a price equal to the net asset value (“NAV”) per share as of the close of regular trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current prospectus and statement of additional information.

The Fund currently does not charge a transaction fee for handling repurchase requests. However, if your Shares are held for you by your financial advisor or other financial intermediary (“Authorized Intermediary”), such Authorized Intermediary may charge a processing or other fee for submitting a repurchase request for you.

2.	Net Asset Value. On October 6, 2026, the per share NAV of each class of Shares was:

Class A: $25.72

Class D: $25.76

Class I: $25.78

The NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date (as defined below). The NAV of the Shares can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV of each class of Shares may be obtained by visiting www.troweprice.com or calling 1-800-541-5299 and asking for the most recent NAV per share. The Shares are not traded on any organized market or securities exchange.

3.	Repurchase Request Deadline. All Repurchase Requests must be received in proper form by the close of the New York Stock Exchange (typically 4:00 p.m., Eastern Time) on November 24, 2026 (the “Repurchase Request Deadline”). If you hold your Shares through an Authorized Intermediary, you will need to ask your Authorized Intermediary to submit your repurchase request for you. Your Authorized Intermediary will tender your Shares to the Fund on your behalf. Please submit your repurchase request to your Authorized Intermediary by the Repurchase Request Deadline or such other deadline that may be imposed by your Authorized Intermediary. Such Authorized Intermediary will be required to submit such orders to the Fund as promptly as practicable following the Repurchase Request Deadline and in any case before the close of business on the Repurchase Pricing Date. If your Authorized Intermediary is unable or fails to submit your request to the Fund in a timely manner, or if you fail to timely submit your request to your Authorized Intermediary, you will be unable to tender your Shares for repurchase to the Fund until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

The Repurchase Request Deadline will be strictly observed.

4.	Repurchase Pricing Date. The Fund anticipates that the NAV used to calculate the repurchase price will be determined on November 24, 2026 (the “Repurchase Pricing Date”), which is the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen (14) days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share for the Fund will fluctuate between those dates.

5.	Payment for Shares Repurchased. The Fund expects to distribute payment to investors within three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after the Repurchase Pricing Date.
6.	Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding Shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed two percent (2%) of the outstanding Shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus two percent (2%) of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the Shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining Shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers. There is no assurance that you will be able to sell as many of the Shares as you desire to sell in this repurchase offer or in any subsequent repurchase offer.

7.	Withdrawal or Modification. Tenders of Shares may be withdrawn or modified at any time prior to the Repurchase Request Deadline. If your Shares are held at an Authorized Intermediary, repurchase requests may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to your Authorized Intermediary or such other deadline that may be imposed by your Authorized Intermediary provided that, if applicable, the modification or withdrawal is timely submitted to the Fund by the Authorized Intermediary. If you have a direct account held with the Fund, repurchase requests may be modified or withdrawn at any time prior to the Repurchase Request Deadline by calling T. Rowe Price at 1-800-541-5299.

8.	Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only with the approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and only in the following limited circumstances:

o	The repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);
o	During an emergency that makes it impractical for the Fund to dispose of securities it owns or to determine the NAV of the Fund’s Shares;
o	During other periods that the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its Shareholders; or
o	During any period in which the New York Stock Exchange or any other market on which the Fund’s portfolio securities are traded is closed (other than customary weekend or holiday closings) or trading in those markets is restricted.

9.	Tax Consequences. You should review the tax information in the Fund’s current prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in this Repurchase Offer. A tender of Shares to the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” A tender of Shares of the Fund will generally be treated as a sale or exchange of the Shares if the receipt of cash by you results in a meaningful reduction in your proportionate interest in the Fund or results in a “complete redemption” of your Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the shareholder to the extent of such shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a dividend from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically repurchasing shares of the Fund.

10.	Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, T. Rowe Price Associates, Inc. (the “Adviser”), T. Rowe Price Services, Inc. (the “Transfer Agent”), T. Rowe Price Investment Services, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, or the Distributor is or will be obligated to ensure that your financial advisor, or any broker/dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial advisor or review the Fund’s current prospectus and statement of additional information.

T. Rowe Price and Goldman Sachs Asset Management are not affiliated. The two firms have formed a strategic collaboration aimed at delivering a range of diversified public and private market solutions designed for the unique needs of retirement and wealth investors.

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